                                                                   EXHIBIT 10.14
REVISED - APPENDIX A

                           RESTRICTED STOCK UNIT AWARD
                                THOMAS J. O'BRIEN
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Adjusted Pre-Tax EPS.

         "Base Year" shall mean the Corporation's fiscal year ended May 26, 2002.

         "Base Year Adjusted Pre-Tax EPS" shall mean $.58.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

----------------------------------------------------------------------------------------------------------------------
157,500 Restricted Units               56,250 Threshold      123,750 Intermediate               157,500 Stretch
----------------------------------------------------------------------------------------------------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance
Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------

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III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

Year 3 allocation                EPS Growth      Share Alloc           x vesting          Shares earned
-----------------                ----------
EPS $0.73 - $0.77                 8%-10.4%       56,250                      15%          8,438

EPS $0.78 - $0.87               10.5%-14.9%      123,750                     15%          18,563

EPS $0.88 +                         15%          157,500                     15%          23,625

Year 4 allocation                EPS Growth      Share Alloc           x vesting          Shares earned
-----------------                ----------

EPS $0.79 - $0.86                 8%-10.4%       56,250                      20%          11,250

EPS $0.87 - $1.00               10.5%-14.9%      123,750                     20%          24,750

EPS $1.01 +                         15%          157,500                     20%          31,500

Year 5 Allocation                                                                         Shares earned
-----------------

$0.85                               8.0%         56,250                     100%          56,250

$0.86                             8.1-8.3%       62,390                     100%          62,390

$0.87                             8.4-8.5%       68,520                     100%          68,520

$0.88                             8.6-8.8%       74,660                     100%          74,660

$0.89                             8.9-9.0%       80,800                     100%          80,800

$0.90                             9.1-9.3%       86,930                     100%          86,930

$0.91                             9.4-9.5%       93,070                     100%          93,070

$0.92                             9.6-9.7%       99,200                     100%          99,200

$0.93                            9.8-10.0%       105,340                    100%          105,340

$0.94                            10.1-10.2%      111,480                    100%          111,480

Year 5 Allocation                                                                         Shares earned
$0.95                            10.3-10.4%      117,610                    100%          117,610

$0.96                            10.5-10.7%      123,750                    100%          123,750

$0.97                            10.8-10.9%      125,360                    100%          125,360

$0.98                            11.0-11.1%      126,960                    100%          126,960

$0.99                            11.2-11.3%      128,570                    100%          128,570

$1.00                            11.4-11.6%      130,180                    100%          130,180

$1.01                            11.7-11.8%      131,790                    100%          131,790

$1.02                            11.9-12.0%      133,390                    100%          133,390

$1.03                            12.1-12.2%      135,000                    100%          135,000

$1.04                            12.3-12.4%      136,610                    100%          136,610

$1.05                            12.5-12.7%      138,210                    100%          138,210

$1.06                            12.8-12.9%      139,820                    100%          139,820

$1.07                            13.0-13.1%      141,430                    100%          141,430

$1.08                            13.2-13.3%      143,040                    100%          143,040

$1.09                            13.4-13.5%      144,640                    100%          144,640

$1.10                            13.6-13.7%      146,250                    100%          146,250

$1.11                            13.8-13.9%      147,860                    100%          147,860

$1.12                            14.0-14.1%      149,460                    100%          149,460

$1.13                            14.2-14.3%      149,460                    100%          149,460

$1.14                            14.4-14.5%      149,460                    100%          149,460

$1.15                            14.6-14.7%      149,460                    100%          149,460

Year 5 Allocation                                                                         Shares earned
$1.16                            14.8-14.9%      149,460                    100%          149,460

$1.17                              15.0%         157,500                    100%          157,500

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2003 or 2004.